UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Criteo S.A.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Criteo S.A.

32 Rue Blanche, 75009 Paris, France

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE GENERAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON FEBRUARY 27, 2026

In connection with the proposed corporate redomiciliation from France to Luxembourg via the cross-border conversion of Criteo S.A., a French public limited liability company (“Criteo” or the “Company”), into a Luxembourg public limited liability company (the “Conversion”), Criteo filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 and a proxy statement/prospectus under Rule 424(b)(3) on January 22, 2026 that includes a proxy statement (the “Proxy Statement”) for the general meeting of the Company’s shareholders to be held on February 27, 2026, at 10:00 a.m., Paris time, at Criteo’s registered office at 32 Rue Blanche, 75009 Paris, France (the “General Meeting”), to obtain approval by the Company’s shareholders for the Conversion and certain related proposals, which also constitutes a prospectus, and the Company first mailed the Proxy Statement to its shareholders on or around January 22, 2026.

These definitive additional materials (these “Definitive Additional Materials”) amend and supplement the Proxy Statement. These Definitive Additional Materials have been filed by Criteo with the SEC on February 17, 2026.

Following the publication of French Decree No. 2026-94 of February 13, 2026 relating to the modernization of communication methods with shareholders of certain commercial companies, which has entered into force on February 16, 2026, amending in particular Article R. 225-86 of the French Commercial Code, the record date for any general meeting is now set at the fifth business day prior to the date of that general meeting (previously two business days).

The record date for the General Meeting is therefore now set on February 20, 2026 at 00:00 (Paris time), meaning that only ordinary shareholders of record at that time are entitled to vote at the General Meeting.

All references in the Proxy Statement to the record date for the General Meeting (which is also referred to in the Proxy Statement as the “ORD Record Date”) are hereby amended to February 20, 2026 at 00:00 (Paris time).

As disclosed in the Proxy Statement, we have been informed by The Bank of New York Mellon, as the depositary of the shares underlying our American Depositary Shares (“ADS”), that it has set the ADS record date for the General Meeting as January 20, 2026 (the “ADS Record Date”). There is no change to the ADS Record Date.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements with respect to our financial condition, results of operations, cash flows, plans, objectives, future performance and business and the assumptions underlying such statements. By way of illustration, words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “project”, “will”, “should”, “could”, “may”, “predict” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. We base forward-looking statements on our current assumptions, expectations, estimates and projections about us and the markets that we serve in light of our industry experience, as well as our perception of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and often outside of our control. Therefore, actual outcomes and results may differ materially from those expressed in forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including, among others: failure to obtain the required shareholder vote to adopt the proposals needed to complete the proposed redomiciliation; failure to satisfy any of the other conditions to the proposed redomiciliation, including the condition that the option to withdraw shares for cash in connection with the proposed redomiciliation is not exercised above a certain threshold; the proposed redomiciliation not being completed; the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the proposed redomiciliation; failure to list our shares on Nasdaq following the proposed redomiciliation or maintain our listing thereafter; inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the proposed redomiciliation; the disruption of current plans and operations by the proposed redomiciliation; the disruption to our relationships, including with employees, landowners, suppliers, lenders, partners, governments and shareholders; the future financial performance of Criteo following the proposed redomiciliation, including our anticipated growth rate and market opportunity; changes in shareholders’ rights as a result of the proposed redomiciliation; inability to terminate the deposit agreement and withdraw our ordinary shares from the depositary so as to terminate our ADS program; difficulty in adapting to operating under the laws of Luxembourg; the deferment or abandonment of the proposed redomiciliation by our board of directors up to three days prior to the general shareholders’ meeting to vote thereon; following the completion of the proposed redomiciliation, a delay or failure in our ability to redomicile to the United States via the merger into a newly incorporated and wholly-owned U.S. subsidiary for any reason; costs or taxes related to the proposed redomiciliation; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the marketing industry; changes in applicable laws or accounting practices; failure related to our technology and our ability to innovate and respond to changes in technology; uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory; investments in new business opportunities and the timing of these investments; whether the projected benefits of the proposed redomiciliation, acquisitions or other strategic transactions materialize as expected; uncertainty regarding our international operations and expansion, including related to changes in a specific country’s or region’s political or economic conditions or policies (such as changes in or new tariffs); the impact of competition; uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith; our ability to obtain and utilize certain data as a result of consumer concerns regarding data collection and sharing, as well as potential limitations in accessing data from third parties; failure to enhance our brand cost-effectively; recent growth rates not being indicative of future growth; our ability to manage growth, potential fluctuations in operating results; our ability to grow our base of clients; risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Criteo’s filings with the U.S. Securities and Exchange Commissions (the “SEC”) and reports, including the Criteo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, subsequent Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 filed on November 3, 2025 and post-effective amendment thereto filed on January 7, 2026 in connection with the proposed redomiciliation, as well as the enclosed proxy statement / prospectus and any future filings and reports by Criteo. As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this communication. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the proposed redomiciliation, Criteo filed with the SEC a Registration Statement on Form S-4 and a proxy statement/prospectus under Rule 424(b)(3) on January 22, 2026 that includes a proxy statement for a special meeting of Criteo’s shareholders to approve the transaction and also constitutes a prospectus. The definitive proxy statement / prospectus was mailed to Criteo’s shareholders as of the record date established for voting on the proposed redomiciliation and the other proposals relating to the proposed redomiciliation set forth in the proxy statement / prospectus. Criteo may also file other relevant documents with the SEC regarding the proposed redomiciliation. This communication is not a substitute for the registration statements, the proxy statement / prospectus or any other document that Criteo may file with the SEC with respect to the proposed redomiciliation (if and when available). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT / PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRITEO AND THE PROPOSED REDOMICILIATION.

Shareholders are able to obtain copies of these materials and other documents containing important information about Criteo and the transaction free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Criteo are made available free of charge on Criteo’s investor relations website at https://criteo.investorroom.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed redomiciliation or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Criteo and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Criteo’s shareholders in connection with the proposed redomiciliation. Information about Criteo’s directors and executive officers is set forth in the proxy statement for Criteo’s 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement / prospectus and other relevant materials regarding the proposed redomiciliation to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It.”